AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON October 6, 2010

 REGISTRATION NOS. 333 -122901
 811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 109	☒
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 114	☒

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI 53233

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

(Name and Address of Agent for Service)

COPIES TO:

Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485; or
☐ on _______________, pursuant to paragraph (b) of Rule 485; or
☐60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☐ on ______________, pursuant to paragraph (a)(1) of Rule 485; or
☒75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐ on _________ pursuant to paragraph (a)(2) of Rule 485; or
☐ on  __________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FAMCO

FAMCO MLP & Energy Income Fund
Class/Ticker
Class A:___X
Class I: ____X

PROSPECTUS
________________, 2010

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FAMCO MLP & Energy Income Fund
A series of the Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION	1
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	5
MANAGEMENT OF THE FUND	15
PURCHASE OF SHARES	16
YOUR ACCOUNT WITH THE FUND	20
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	28
DIVIDENDS AND DISTRIBUTIONS	28
FEDERAL INCOME TAX CONSEQUENCES	28
FINANCIAL HIGHLIGHTS	30

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is ___________, 2010.

SUMMARY SECTION

Investment Objective

FAMCO MLP & Energy Income Fund (the “Fund”) seeks long-term capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled "Class A Shares" on page xx of the Prospectus.

	Class A	Class I
	Shares	Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	5.50%	None
Maximum deferred sales charge (load)	None[1]	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee or overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance and redemption requests)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution and/or service (Rule 12b-1) fees	0.25%	None
Other expenses[2]	x.xx%	x.xx%
Total annual fund operating expenses	x.xx%	x.xx%
Fee waiver and/or expense reimbursements[3]	(x.xx%)	(x.xx%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	1.50%	1.25%

[1]
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% willbe imposed on certain redemptions of such shares within 18 months of the date of purchase.

[2]	“Other expenses” have been estimated for the current fiscal year.
[3]
The Advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividends on short positions, brokerage commissions and extraordinary expenses such as litigation expenses or expenses related to activist or special situation investing) do not exceed 1.50% and 1.25% of the average daily net assets of the Fund's Class A and Class I shares, respectively.  This agreement is effective until ___________, 2011, and may be terminated by the Trust's Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent a class's total annual fund operating expenses do not exceed the limits described above.

SUMMARY SECTION

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years

Class A shares	$_______	$________

Class I shares	$_______	$________

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund’s estimated portfolio turnover rate for its first year of operations is expected to range between 25% to 50% under normal market conditions.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its total assets in publicly traded equity and debt securities of master limited partnerships (“MLPs”), and in publicly traded equity and debt securities of other companies, focused in the energy infrastructure sector. A significant portion of the MLPs and their parent companies and other affiliates (collectively “MLP Entities”) and all of the energy infrastructure companies in which the Fund will invest engage in one or more aspects of exploration, production, processing, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.  The Fund will also invest in MLP Entities and other companies operating in the natural resources sector.  MLP Entities and other companies operating in the natural resources sector include companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.

The Fund intends to limit its direct investment in MLP equity units to 25% of the Fund’s net assets.  However, the Fund’s advisor will seek to invest the Fund’s remaining assets in such a way as to provide, in total, a high level of correlation with MLP equities. These other investments may include equity and debt securities of entities that own interest in MLPs or assets owned in common with MLPs. The Fund may also invest in securities of entities that operate in industries similar to MLPs, such as energy infrastructure, even though such entities have no direct affiliation with an MLP.

The Fund will purchase securities across the capital structure of MLP Entities, including equity and debt securities of MLPs and their affiliates.  The Fund may invest in equity securities of MLP Entities and other issuers without regard for their market capitalizations.

The Fund’s advisor intends to allocate the Fund’s assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions.  As a result of this asset allocation the Fund’s portfolio may, at times, be significantly invested in either equity or debt securities, or both.  The Fund is classified as “non-diversified” under the Investment Company Act, which means that it may invest in the securities of relatively few issuers.

Principal Risks of Investing

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Market Risk. Market risk is the risk that the Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.

•
Industry Concentration Risk.  The Fund’s investments will be concentrated in energy related industries. The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries.

•
MLP Units Risk.  An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.  The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

•
General MLP Risk. MLPs historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, MLPs may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, a significant portion of the market value of an MLP may be based upon its current yield. Accordingly, the prices of MLP units may be sensitive to fluctuations in interest rates and may decline when interest rates rise.

•
Energy and Natural Resource Company Risk.  Under normal circumstances, the Fund concentrates its investments in the energy infrastructure sector and may invest a significant portion of its assets in the natural resources sector of the economy, which includes a number of risks, including the following:  supply and demand risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, and natural resources sector risk.

•
Foreign Securities Risk.  Foreign security risk is the risk that the prices of foreign securities may be more volatile because of economic conditions abroad, political developments, and changes in the regulatory environment.  In addition, changes in currency and exchange rates may adversely affect share prices.

•
ETF Risk. Investing in one or more ETFs will generally expose the Fund to the risks associated with owning the underlying securities the ETF is designed to track and to management and other risks associated with the ETF itself.   The potential lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

•	Credit Risk. This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely payments of interest or principal.

•
Interest Rate Risk.  Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.

•
High Yield Securities Risk.  High yield securities, also known as “junk bonds”, are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.  Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

•
Derivatives Risk.  There are various risks associated with transactions in derivative instruments. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

•
Leveraging Risk.  Certain transactions, including the use of derivatives, may give rise to a form of leverage.  To mitigate leveraging risk, the Fund’s custodian will segregate or identify liquid assets or otherwise cover the transactions that may give rise to such risk.

•
Tax Risk.  The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under the U.S. Internal Revenue Code of 1986 (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.”

•
Non-Diversification Risk.  The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•
Advisor Risk. The skill of the Fund’s advisor plays a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the advisor’s ability to select securities.

Performance

The Fund does not yet have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

Fiduciary Asset Management, LLC. (“FAMCO” or the “Advisor”)

Portfolio Managers

Wiley D. Angell, President and Chief Executive Officer, James J. Cunnane Jr., CFA, Chief Investment Officer, Quinn T. Kiley, Senior Vice President, and Benjamin Armstrong, CFA, Senior Vice President, have been the portfolio managers of the Fund since its inception.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred accounts, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.  The Fund will report items of income, return of capital and gain or loss to you through Form 1099.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.  There can be no assurance that the Fund will achieve its investment objective.  The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its total assets in publicly traded equity and debt securities of master limited partnerships (“MLPs”), and in publicly traded equity and debt securities of other companies, focused in the energy infrastructure sector. A significant portion of the MLPs and their parent companies and other affiliates (collectively “MLP Entities”) and all of the energy infrastructure companies in which the Fund will invest engage in one or more aspects of exploration, production, processing, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.  The Fund will also invest in MLP Entities and other companies operating in the natural resources sector.  MLP Entities and other companies operating in the natural resources sector include companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.

The Advisor believes the Fund’s performance will be highly, but not exactly, correlated to the same fundamentals that drive MLP equity returns. By allocating the Fund’s investments among equity and debt securities, the Advisor expects that, over time, the Fund will tend to benefit from a high level of current income with greater liquidity and less volatility than a similarly sized portfolio of MLP equities.  The Advisor further believes that in strong positive MLP equity markets the Fund may not achieve as favorable returns as a portfolio of MLP equities; conversely in weak MLP equity markets the Fund may have more favorable returns than such a portfolio.

The Fund intends to limit its direct investment in MLP equity units to 25% of the Fund’s net assets.  However, the Advisor will seek to invest the Fund’s remaining assets in such a way as to provide, in total, a high level of correlation with MLP equities. These other investments may include equity and debt securities of entities that own interest in MLPs or assets owned in common with MLPs. The Fund may also invest in securities of entities that operate in industries similar to MLPs, such as energy infrastructure, even though such entities have no direct affiliation with an MLP.

The Fund will purchase securities across the capital structure of MLP Entities, including equity and debt securities of MLPs and their affiliates.  The Fund may invest in equity securities of MLP Entities and other issuers without regard for their market capitalizations.

The Advisor intends to allocate the Fund’s assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions.  As a result of this asset allocation the Fund’s portfolio may, at times, be significantly invested in either equity or debt securities, or both.

The Advisor’s MLP-dedicated investment committee conducts fundamental and quantitative research on specific MLPs and on the energy infrastructure sector for the purpose of identifying potential investment ideas for the Fund.  The Advisor will typically sell a position held by the Fund due to changes in the Advisor’s strategic outlook or fundamental changes at a specific MLP.  The Advisor also may sell a position because of the Fund’s risk controls concerning position concentrations or the relative performance of an MLP to its particular sub-sector or to the MLP group as a whole.

Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies (LLCs). The general partner manages the partnership, has an ownership stake in the partnership and in some cases the general partners are eligible to receive an incentive distribution. The limited partners provide capital to the partnership, receive common units of the partnership, have a limited role in the operation and management of the partnership and are entitled to receive cash distributions with respect to their units. Currently, most MLPs operate in the energy, natural resources and real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

The Advisor believes that MLPs are attractive investments for several reasons, including: higher yields relative to most common equity and investment grade debt, generally low correlation to other asset classes, cash flows that remain relatively stable regardless of broader market conditions, and the potential for deferred taxation for taxable investors.  Many of these characteristics of MLPs stem from the underlying assets in the energy infrastructure sector.  In the Advisor’s opinion, those assets are generally in demand and are critical components in a fully-functioning economy.  These characteristics tend to reduce the extent to which MLP fundamentals correlate to broader market conditions over the long term. In addition, assets held by MLPs depreciate in value, which provides the potential for taxable investors to benefit from tax-deferred growth of their investments.

MLP I-Shares
MLP I-shares (“I-Shares”) represent ownership interests issued by MLP affiliates.  The returns of these equity securities have historically correlated very highly with the returns of MLP equities. The affiliate issuing the I-Shares uses the proceeds from the sale of the I-Shares to purchase limited partnership interests in an MLP in the form of I-units, which have similar features as MLP common units in terms of voting rights, liquidation preferences and distributions, except that distributions by an MLP to an I-unit holder are made in the form of additional I-units, generally equal in value to the cash distributed to a common unit holder of the MLP.  Distributions to an I-Share holder are made in the form of additional I-Shares, generally equal in value to the value of I-units distributed to the I-Share issuer.

Common Stock of Energy Infrastructure Companies
The Fund may increase its equity exposure to companies in the energy infrastructure sector by purchasing the common stock of entities that, in the Advisor’s opinion, are likely to perform similarly to MLPs because they generally own and operate energy infrastructure.  These companies are generally treated as corporations for tax purposes, but in some cases they have low effective tax rates. In making these types of investments for the Fund, the Advisor will seek to identify companies with the potential to produce a high level of yield.

Fixed Income Securities
The Fund may invest in the debt securities of MLP Entities and other issuers. These include both investment grade debt securities and high yield debt securities, which are securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, determined by the Advisor to be of comparable credit quality). The Fund will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, are determined by the Advisor to be of comparable credit quality. The Fund may invest in debt securities of any maturity.

ADDITIONAL INVESTMENT STRATEGIES

Option Strategies

Option Purchases
The Fund may purchase call options on certain individual MLP Entities in an effort to increase the Fund’s exposure to MLP equities.  Call options are contracts representing the right to purchase a security at a specified price (the “strike price”) at or before (depending on the type of option) a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the strike price, as well as the time remaining until the expiration date. Buying such an option (a “long call”) gives the Fund the right but not the obligation to purchase the MLP equity from the writer of the call option and does not represent an ownership interest in an MLP.  The Fund may also purchase put options on certain individual equities as a defensive strategy.  Buying such an option gives the Fund the right but not the obligation to sell the equity to the writer of the put option.

Covered Call Writing
The Fund may employ an option strategy of selling (“writing”) covered call options on a portion of the securities it holds, including common stocks and MLP common units, to seek to augment its income and gains by generating option premiums which could possibly offset portions of any market declines in the underlying securities.  The Fund may only “sell” or “write” options on securities held by the Fund. It may not sell “naked” call options, i.e., options representing shares of an underlying security that are not held by the Fund.

Total Return Swaps
The Fund may enter into investment contracts with certain counterparties that offer returns based upon the underlying performance of a single MLP security or a basket of MLP securities.  These swaps are intended to allow the Fund to gain exposure to MLP performance without owning the underlying, or “reference”, MLP securities.

Restricted Securities
The Fund may invest up to 15% of its net assets in securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in a public offerings, which are commonly known as “restricted” securities. The Fund will typically acquire restricted securities in directly negotiated transactions.  In addition these restricted securities may be issued by companies that otherwise do not have a class of securities registered with the SEC. In some instances, the Advisor may invest the Fund’s assets in such securities with the expectation that such a non-public company’s assets will be contributed to a newly-formed MLP Entity or sold to or merged with an existing MLP Entity in the future.

Other Securities
The Fund may invest in American Depositary Receipts (“ADRs”), corporate investment grade and high yield debt securities, Yankee bonds and exchange-traded funds (“ETFs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  Yankee bonds are denominated in U.S. dollars that are publicly issued in the United States. by foreign banks and corporations.  ETFs are investment companies that generally seek to track the performance of specific indices, shares of which are traded on exchanges.

Temporary Defensive Positions
The Fund’s principal investment strategy allows the Advisor to allocate the Fund’s assets between equity and debt securities as it deems appropriate based upon its view of economic, market, and political conditions.  When the Advisor believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in debt securities, including short term government obligations.  In such a case, the Fund may not achieve its investment objective.

Non-Diversification
The Fund is classified as “non-diversified” under the Investment Company Act, which means that it may invest in the securities of relatively few issuers.  The Fund intends, however, to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code.  This requires, among other things, that at the end of each quarter of the Fund’s taxable year no more than 25% of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or in the securities of all MLPs combined, and at least 50% of the Fund’s assets is represented by (i) cash, (ii) securities of other regulated investment companies, (iii) U.S. government securities, and (iv) securities limited, with respect to any single issuer, to an amount not greater than 5% of the Fund’s assets.

Principal Risks of Investing

The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Market Risk:
Market risk is the risk that the Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.

•	Industry Concentration Risk:
The Fund’s investments will be concentrated in energy related industries. The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries. At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

•	MLP Units Risk:
An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.  Holders of MLP interests also are exposed to the risk that they may be required to repay amounts to the MLP that are wrongfully distributed to them.

MLPs generally are organized by the owners of an existing business who determine that use of an MLP structure will allow the operations of the business to be conducted in a tax-efficient manner. As these owners may retain other businesses that are not transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by its sponsor. Business opportunities that arise that are desirable for both the MLP and the retained businesses, for example, may cause significant conflicts of interest. It is impossible to predict whether these conflicts will be resolved to the detriment of the limited partners of the MLP.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners. Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions. Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level. As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

In addition, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities. In that case, the MLP would be subject to U.S. federal income taxation and distributions received by the Fund generally would be taxed as dividend income.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Fund’s shares.

•	General MLP Risk:

MLPs historically have shown sensitivity to interest rate movements.  In an increasing interest rate environment, MLPs may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, a significant portion of the market value of an MLP may be based upon its current yield. Accordingly, the prices of MLP units may be sensitive to fluctuations in interest rates and may decline when interest rates rise. In addition, rising interest rates could adversely impact the financial performance of MLPs by increasing their costs of capital. Also, because MLPs normally pay out the majority of their operating cash flows to partners, they may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit MLPs’ access to capital markets, their distribution growth prospects could be at risk. Increased costs of capital also may reduce an MLP’s ability to execute acquisitions or expansion projects in a cost-effective manner.

•	Energy and Natural Resource Company Risk:
Under normal circumstances, the Fund concentrates its investments in the energy infrastructure sector and may invest a significant portion of its assets in the natural resources sector of the economy, which includes a number of risks, including the following:

Supply and Demand Risk.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of companies operating in the energy sector. These companies are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some MLP Entities’ cash flows may be adversely impacted.

Depletion and Exploration Risk.  Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of energy commodities or in their transporting, storing, distributing or processing rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Marine Transportation Companies Risk.  Marine transportation (or “tanker” companies) are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Regulatory Risk.  Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. Companies that violate such regulations are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In addition, changes to existing regulations or new interpretations of existing guidelines by a regulatory agency may affect an energy company’s use of its existing resources or adversely affect its existing revenues. Regulatory agencies may set tariff rates for interstate transportation of certain energy commodities, through pipelines or otherwise. If a regulator elected to lower pipeline tariffs or create regulations that adversely affect a pipeline owned by an MLP Entity, for example, that MLP Entity’s long-term cash flows could be jeopardized.

Commodity Pricing Risk.  The return on investments in energy companies is partly dependent on the prices received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of energy commodities such as natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Weather Risk.  Weather plays a role in the seasonality of some MLP Entities’ cash flows. MLP Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLP Entities experience decreased demand for their product.  Although most MLP Entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP Entity from the unpredictability of the weather.  The damage done by extreme weather also may serve to increase many MLP Entities’ insurance premiums.

Cash Flow Risk.  The amount and tax characterization of cash available for distribution by an MLP Entity depends upon the amount of cash generated by its operations.  Cash available for distribution by MLP Entities will vary widely from quarter to quarter and is affected by various factors affecting the MLP Entities’ operations.  In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP Entity has available for distribution in a given period.

Affiliated Party Risk.  Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such a company’s parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

Catastrophe Risk.  The operations of energy companies are subject to many hazards inherent in the exploring, transporting, processing, storing and distributing of energy commodities. These hazards may include damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction equipment; leaks; and fires and explosions.  These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations.  Not all energy companies are fully insured against all risks inherent to their businesses.  If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.

Acquisition Risk.  The abilities of MLP Entities to grow and to increase distributions can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of MLP Entities, as well as significant private equity interest in midstream energy assets. Almost all MLP Entities have been active in the third-party acquisition market. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors. Such circumstances may limit their future growth and their ability to raise distributions could be reduced. Furthermore, even if MLP Entities do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating income. Any acquisition involves risks, including, among other risks, mistaken assumptions about revenues and costs, the assumption of unknown liabilities, limitations on rights to indemnity from the seller, the diversion of management’s attention from other business concerns, unforeseen difficulties operating in new product or geographic areas and customer or key employee losses at the acquired businesses.

Natural Resources Sector Risk.  The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in MLP Entities and other companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

•	Foreign Securities Risk:
Foreign security risk is the risk that the prices of foreign securities may be more volatile because of economic conditions abroad, political developments, and changes in the regulatory environment.  In addition, changes in currency and exchange rates may adversely affect share prices.  The Fund’s investments in ADRs and Yankee debt are subject to these risks, even though ADRs and Yankee debt are denominated in U.S. dollars, because changing currency and exchange rates affect the value of the issuers of ADRs and Yankee debt.  There also may be less publicly available information about non-U.S. companies than U.S. companies.

•	ETF Risk:
Investing in one or more ETFs will generally expose the Fund to the risks associated with owning the underlying securities the ETF is designed to track and to management and other risks associated with the ETF itself.   The potential lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, as an ETF investor the Fund will bear a proportionate share of an ETF’s fees and expenses, which may adversely affect the Fund’s performance.

•	Credit Risk:
This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely payments of interest or principal.  This risk is magnified for lower-rated debt securities, such as high yield securities.  High yield securities are considered predominantly speculative with respect to the ability of the issuer to make timely payments of interest or principal.  In addition, Funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers.

•	Interest Rate Risk:
Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.  The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities.  The Fund also will face interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

•	High Yield Securities Risk:
High yield securities, also known as “junk bonds”, are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.  To be considered below investment grade quality, one of the major rating agencies must have rated the security below one of its top four rating categories (i.e., BBB/Baa or higher) at the time the Fund acquires the security or, if the security is unrated, the manager must have determined it to be of comparable quality.  Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-rated debt securities.  As a result, the Fund’s investments in high yield securities are subject to a greater degree of manager risk (i.e., risk related to the Advisor’s ability to select investments), with respect to credit analysis, than are the Fund’s investments in higher-rated securities.  The issuers of these securities may be in default at the time of the Fund’s investment, or have a currently identifiable vulnerability to default on their interest or principal payments, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. Securities that are in default are rated Caa or lower by Moody’s or D by Standard & Poor’s.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.  Yields on high yield securities will fluctuate. If an issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher-rated securities.  A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s shares.  Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

•	Derivatives Risk:
There are various risks associated with transactions in derivative instruments.  A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

•	Leveraging Risk:
Certain transactions, including the use of derivatives, may give rise to a form of leverage.  To mitigate leveraging risk, the Fund’s custodian will segregate or identify liquid assets or otherwise cover the transactions that may give rise to such risk.  Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.  Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged.  This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities.

The Fund does not intend to borrow funds for investment purposes.  The Fund may, from time to time, borrow funds over the short term for working capital needs to provide liquidity for distributions or redemption requests in a timely manner so as to avoid short term trading activity that may be harmful to Fund shareholders.

•	Tax Risk:
The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under the Code.  To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.”  If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to regulated investment companies, all taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced. For additional information on the requirements imposed on regulated investment companies and the consequences of a failure to qualify, see “Federal Income Tax Consequences” below.

•	Non-Diversification Risk:
The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•	Advisor Risk:
The skill of the Advisor plays a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the Advisor’s ability to select stocks.  The Advisor could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks among other matters.  This risk is more pronounced in volatile stock markets.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) dated _________, 2010.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

Investment Advisor

The Advisor, Fiduciary Asset Management, LLC, is the Fund’s investment advisor and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”).  FAMCO, founded in 1994, is a Missouri limited liability company registered with the Securities and Exchange Commission as an investment adviser and is a wholly owned subsidiary of Piper Jaffray Companies.

The Advisor manages approximately $6.8 billion in equity and fixed income assets for investment companies, institutions and high net worth individuals as of August 31, 2010. Of the $6.8 billion in total assets, MLPs and other energy infrastructure assets account for approximately $2 billion as of August 31, 2010.  For more than 15 years the Advisor has managed MLP accounts and balanced accounts consisting of both equity and fixed income securities.

The Advisor provides the Fund with advice on buying and selling securities.  The Advisor also furnishes the Fund with office space and certain administrative services.  For its services, the Advisor is entitled to receive an annual management fee listed below, calculated daily and payable monthly of the Fund’s average daily net assets:

Fund	Annual Fee
FAMCO MLP & Energy Income Fund	1.00%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s [Semi-]Annual Report dated _________________.

Portfolio Managers

Portfolio Managers

Wiley D. Angell, James J. Cunnane Jr., Quinn T. Kiley and Benjamin Armstrong are the co-managers of the Fund. Each portfolio manager has authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows.  The portfolio managers work as a team in considering securities for selection and implementing portfolio strategies.  Mr. Cunnane, as Chief Investment Officer, has final approval of all companies in the portfolio.

Wiley D. Angell became President and Chief Executive Officer of the Advisor in April  2009.  He is responsible for the management of the firm, chairs the Strategy Committee and directs the firm’s macroeconomic research.  As one of the founding principals, Mr. Angell has managed fixed income and equity portfolios and served clients since the firm’s inception in 1994.  He holds a B.A. in business and economics from Ottawa University, and currently serves on the Board of Trustees for Ottawa University.

James J. Cunnane Jr., CFA became Chief Investment Officer of the Advisor in April 2009 and oversees the firm’s three investment product lines and chairs the Risk Management Committee. Mr. Cunnane serves as a portfolio manager for two publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the MLP & Strategic Equity Fund, Inc.  Mr. Cunnane has served as a Flex Core Equity and Master Limited Partnership portfolio manager since joining FAMCO in 1996.  He is a member of the Strategy Committee and is actively involved with the firm’s macroeconomic assessment and top-down approach to portfolio management.  Mr. Cunnane holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA), and serves on the investment committee of the Archdiocese of St. Louis.

Quinn T. Kiley is a Senior Vice President and Senior Portfolio Manager of the Advisor’s Master Limited Partnerships product and is responsible for portfolio management of the various energy infrastructure assets.  Mr. Kiley serves as a portfolio manager for two publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the MLP & Strategic Equity Fund, Inc.  Prior to joining FAMCO in 2005, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors.  Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

Benjamin Armstrong, CFA is a Senior Vice President and Portfolio Manager and is responsible for portfolio management of the Advisor’s fixed income portfolios.  Prior to joining FAMCO in 2008, Mr. Armstrong managed institutional fixed income and mutual fund assets for William Blair & Company in Chicago for 11 years.  Mr. Armstrong holds a B.A. in economics from Grinnell College and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management.

The SAI provides additional information about each portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the net annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.50% and 1.25% of average daily net assets of its Class A shares and Class I shares, respectively.  This agreement is effective until ________, 2011, and may be terminated by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the current limitation on Fund expenses or the limitation on Fund expenses in place at the time of the fee waiver or expense reimbursement.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and will not cause the total fee paid to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

PURCHASE OF SHARES

General
This Prospectus offers two classes of shares of the Fund, designated as Class A shares and Class I shares.

•	Class A shares generally incur sales loads at the time of purchase and are subject to a distribution/service fee.

•	Class I shares are not subject to any sales loads or distribution or service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.  As described more fully below, each class of shares offers a distinct structure of sales loads, distribution/service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the differing sales loads, distribution/service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares

Class A shares of the Fund are sold at the offering price, which is net asset value per share ("NAV") plus an initial maximum sales charge that varies with the amounts you invest as follows:

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $50,000	5.50%	5.82%	5.00%
$50,000-$99,999	4.75%	4.99%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.75%	2.83%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1 million or more	See below**	See below**	See below**

*    The offering price includes the sales charge.
**   See the "Large Order Net Asset Value Purchase Privilege" section on page xx.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above.  No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund.

Quantity Discounts. You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares of the Fund over the next 13 months ("Letter of Intent") (see below); or

•	the amount of Class A shares you already own in the Fund plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount").

By signing a Letter of Intent you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent.  Shares equal to 5.50% of the amount of the Letter of Intent will be held in escrow during the 13-month period.  If, at the end of that time, the total net amount invested made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amount invested had the Letter of Intent not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you. If you establish a Letter of Intent with the Fund you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The point of the Letter of Intent and Cumulative Discount is to let you count investments made at other times for purposes of calculating your present sales charge.  Any time you can use the privileges to "move" your investment into a lower sales charge category, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund.  This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase.  These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

Investors must notify the Fund or an authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or an authorized dealer, with certain information or records to verify eligibility for a quantity discount.  Such information or records may include account statements or other records for shares of the Fund in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers.  Upon such notification, an investor will pay the lowest applicable sales charge.  Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Information about sales charges can be obtained by calling the Fund at __________ or you can consult with your financial representative.

Net Asset Value Purchases. You may be able to buy Class A shares without a sales charge when you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•	a current trustee of the Trust; or

•
an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor and its affiliates or of a broker-dealer authorized to sell shares of the Fund.

The Fund may waive the sales charges for investors in other situations as well.  Your financial advisor or the Fund's transfer agent (the "Transfer Agent") can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege.  There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.  From its own profits and resources, the Advisor may pay a finder's fee to authorized dealers who initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter.  In instances where an authorized dealer agrees to waive its receipt of the finder's fee described above, the CDSC on Class A shares, generally, will be waived.

The CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the finder's fee.  Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible.

Class I Shares

To purchase Class I shares of the Fund, you generally must invest at least $1 million.  Class I shares are not subject to any initial sales charge.  There also is no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing distribution/service fees.

Distribution and Services Plan

The Fund has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares.  Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its Class A shares and service fees in connection with the provision of ongoing services to Class A shareholders and the maintenance of shareholder accounts.  These fees are paid to broker-dealers, financial advisors, or other persons, including the Advisor and the Distributor, for distribution or service activities.

The Plan provides for the compensation of a fee at the annual rate of up to 0.25% of the average daily net assets attributable to Class A shares.  Because this fee is paid out of the Fund's assets attributable to Class A shares, the fee will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges.  The net income attributable to Class A shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading "Fees and Expenses of the Fund" provides a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

Class I shares are not subject to any distribution or service fees under the Plan.

Additional Share Purchase Programs

Listed below are some of the shareholder services the Fund offers to investors.  For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please contact your authorized dealer.

Purchases by Telephone. Investors may purchase additional shares by calling 1-888__________.  If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House ("ACH") network.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the public offering price (the NAV next calculated after receipt of your purchase order plus any applicable sales charge).

Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund.  Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution.  Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution.  Dividends and distributions are subject to federal income tax regardless of whether received in cash or invested in additional shares.  This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-888__________.  The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV.  If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund's current NAV and to reinvest all subsequent distributions.

Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge by calling 1-888__________.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household.  If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of the Fund's shares is based upon the net asset value per share (“NAV”).  The NAV is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding (assets – liabilities / # of shares = NAV).  The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.  The Fund's NAV is typically calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  The Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund's NAV on days when you are not able to buy or sell Fund shares.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  The Board has adopted procedures in the event that the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined.  If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.  Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Buying Fund Shares

The Fund's shares are offered on a continuous basis through Grand Distribution Services, LLC (the "Distributor"), as principal underwriter, located at 803 West Michigan Street, Milwaukee, Wisconsin  53233-2301.  Shares also may be purchased through members of the Financial Industry Regulatory Authority ("FINRA") who are acting as securities dealers ("dealers") and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors ("brokers").  Dealers and brokers are sometimes referred to herein as authorized dealers.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional investments in the Fund generally may be made by investing at least the minimum amount shown in the table above.  Exceptions may be made at the Trust’s discretion.  You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your social security number or taxpayer identification number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount.  Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP.  If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  The first AIP purchase will be made 15 days after the Fund’s transfer agent (the “Transfer Agent”) receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888__________ at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  “Good order” means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to FAMCO MLP & Energy Income Fund.  All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.

Methods of Buying
Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents).  The Fund is also offered directly.  An order placed with a financial intermediary or its authorized agent is treated as if such order was placed directly with the Fund, and will be executed at the next NAV calculated by the Fund.  Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name.  The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, the policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier’s checks.  Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address indicated below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $20 fee will be assessed against your account by the Transfer Agent.

Regular Mail FAMCO MLP & Energy Income Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery FAMCO MLP & Energy Income Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888__________ and you will be allowed to move money in amounts of at least $500 from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV determined on that day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application form, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number ____________
For credit to FAMCO MLP & Energy Income Fund
A/C # _______________
For further credit to:
“FAMCO MLP & Energy Income Fund”
Your account number(s)
Name(s) of investor(s)
Social security or tax payer ID number

Before sending your wire, please contact the Transfer Agent at 1-888__________ to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) for the redemption to be processed at the current day’s NAV.  Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  Please keep in mind that your financial intermediary may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to FAMCO MLP & Energy Income Fund at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

Regular Mail FAMCO MLP & Energy Income Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery FAMCO MLP & Energy Income Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

A Medallion signature guarantee must be included if any of the following situations apply:

•	You wish to redeem more than $50,000 worth of shares;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	If ownership is changed on your account; or
•	When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-888__________ and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers or overnight check delivery are subject to a $15 fee ($20 if you request for Saturday check delivery) paid by the investor and your bank may charge a fee to receive wired funds.  You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares up to $50,000, by instructing the Fund by phone at 1-888__________. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

•	The Fund account number;
•	The name in which his or her account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee (if you wish to redeem more than $50,000 worth of shares) from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis.  Your account must maintain a value of at least $2,500 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”).  The minimum withdrawal amount is $1,000.  If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888__________.  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Generally, your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Tools to Combat Frequent Transactions

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of the Fund within 90 days of purchase.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, or (vi) by the Fund of accounts falling below the minimum initial investment amount.  The Fund reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading
Practices
The Fund may monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason;
•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

Fund Information.  In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the transfer agent.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries that sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The Fund intends to qualify and elect to be treated as a regulated investment company under the Code.  If the Fund so qualifies, it will not pay federal income tax on the net investment income and capital gains that it distributes to its shareholders.  If the Fund fails to qualify as a regulated investment company, it would be subject to federal income taxes, and possibly state and local taxes, on such income and gains, and the Fund’s distributions to shareholders would be taxed as dividend income to the extent of the Fund’s earnings and profits.

Qualification as a regulated investment company generally requires, among other things, (1) that at least 90% of the Fund’s gross income be derived from (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in stocks and securities, or (b) interests in qualified publicly traded partnerships (generally including MLPs), and (2) that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the Fund’s assets consists of cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the Fund’s assets and no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (generally including MLPs).

Fund shareholders will not report on their federal income tax returns any of the Fund’s items of income, gain, loss and deduction, including items of income, gain, loss and deduction attributable to the Fund’s investments in MLPs.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  In general, Fund shares would be debt-financed if you incur debt to acquire the Fund shares or otherwise incur or maintain debt that would not have been incurred or maintained if those shares had not been acquired.  Similarly, it is generally expected that you will not incur the state and local income tax obligations or become subject to the state and local income tax return filing requirements by reason of your holdings of Fund shares that you might have incurred or become subject to had you instead directly held interests in MLPs in which the Fund invests.

The Fund intends to distribute all of its net investment income and capital gains to shareholders.  Shareholders are generally required to pay federal income tax on any dividends and other distributions received.  This applies whether dividends or distributions are received in cash or additional shares.  If you buy shares of the Fund shortly before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.  For taxable years beginning on or before December 31, 2010, distributions designated as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied.  Distributions of net long-term capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.  Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income, regardless of how long the shareholder has held Fund shares.  Dividends paid by a Fund may qualify in part for the dividend deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.  Information on the federal income tax status of dividends and distributions is provided annually.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the selling price of the shares you sell, you may have a gain or a loss on the transaction.  The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year.  If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  You are responsible for any tax liabilities generated by your transaction.

If you are neither a citizen nor resident of the United States, the Fund will be required to withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty) on ordinary dividends and other payments that are subject to withholding.  If legislation currently pending before the U.S. Congress is enacted, dividends that are designated by the Fund as "interest-related dividends" or "short-term capital gain dividends" will generally be exempt from such withholding for taxable years of the Fund beginning before January 1, 2011.

The Fund will also be required to apply “backup withholding” (currently at a rate of 28%, scheduled to increase to 31% in 2011) on distributions and redemption proceeds paid to any shareholder, including a U.S. citizen or resident, who does not provide certain required information and certifications.  Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this Prospectus, no financial information is available.

Investment Advisor
Fiduciary Asset Management, LLC
8235 Forsyth Boulevard, Suite 700
St. Louis, Missouri  63105

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
[_________
__________
_________]

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

FAMCO MLP & Energy Income Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

You can obtain a free copy of the Fund’s SAI, request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-888__________ or by writing to:

FAMCO MLP & Energy Income Fund
803 West Michigan Street
Milwaukee, WI  53233-2301

The Fund’s SAI and shareholder reports are not available from the Advisor on the Internet because the Fund does not have an Internet website.

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:
•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811- 21719)

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
________________, 2010

FAMCO MLP & ENERGY Income Fund
(CLASS/TICKER:  CLASS A SHARES/_____X AND CLASS I SHARES/____X)
a series of the Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated ___________, 2010, as may be amended from time to time, of the FAMCO MLP & Energy Income Fund (the “Fund”), a series of the Investment Managers Series Trust (the “Trust”).  Fiduciary Asset Management, LLC (the “Advisor”) is the advisor to the Fund.  A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or telephone number specified below.

FAMCO MLP & Energy Income Fund
P.O. Box 2175
Milwaukee, Wisconsin  53201
1-888-___________________

THE TRUST	2
INVESTMENT STRATEGIES AND POLICIES	2
MANAGEMENT OF THE FUND	20
PORTFOLIO TRANSACTIONS AND BROKERAGE	32
PORTFOLIO TURNOVER	34
PROXY VOTING POLICY	34
ANTI-MONEY LAUNDERING PROGRAM	35
PORTFOLIO HOLDINGS INFORMATION	35
DETERMINATION OF NET ASSET VALUE	36
PURCHASE AND REDEMPTION OF FUND SHARES	38
FEDERAL INCOME TAX MATTERS	38
DIVIDENDS AND DISTRIBUTIONS	45
GENERAL INFORMATION	45
FINANCIAL STATEMENTS	47
APPENDIX “A”	48
APPENDIX “B”	55

THE TRUST

The Trust (formerly called Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust changed its name to Investment Managers Series Trust on December 3, 2007.  The Trust currently consists of several other series of shares of beneficial interest, par value $0.01 per share.  This SAI relates only to the Fund and not to the other series of the Trust.  The Fund is a non-diversified mutual fund.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Such a registration does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT STRATEGIES AND POLICIES

The discussion below supplements information contained in the Fund’s Prospectus  pertaining to the investment policies of the Fund.

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.  This financial crisis has caused a significant decline in the value and liquidity of many securities.  Although the markets for a variety of asset classes have begun recovering lately, it is impossible to predict whether the financial market recovery will continue or if market conditions will get worse.  Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

The Fund may invest in the following:

Master Limited Partnerships

An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partners’ Board of Directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. An incentive distribution to the general partner provides that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. Therefore, the Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends).

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has significant appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends, which may be fixed or adjustable,  and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

The Fund’s investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities.  Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor.  Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them.  They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date.  Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless.  Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value.  The prices of warrants do not necessarily parallel the prices of the underlying securities.

Debt Securities

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed, instead payments “float” relative to a reference rate, such as LIBOR.  This “floating rate” debt may pay interest at levels above or below the previous interest payment of the previous period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes.  Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes.  In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations.  Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities.  For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations.  Debt securities may contain redemption or call provisions.  If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation.  There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund’s ability to accurately value or sell such debt securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.  The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so.  Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category.  Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.  Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities. The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities.  In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.  In addition, the rating assigned to a security by Moody’s Investors Service, Inc. or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates.  A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets.  Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline.  The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.  Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective.  Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.  Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.  In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities.  This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.  In addition, the Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.  To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Lower rated debt securities, those rated Ba or below by Moody’s and/or BB or below by S&P or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  It may be more difficult to sell or to determine the value of lower rated debt securities.

Government Obligations. The Fund may invest in short-term U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds.

Asset-Backed Securities

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures.  In general, the collateral supporting asset-backed securities is of a short-term maturity and therefore is generally unlikely to experience substantial prepayments.  Asset-backed securities are not backed by any governmental agency.

Foreign Securities

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital.  Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends.  Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.  Foreign companies may be subject to different accounting, auditing and financial reporting standards.  Most of the foreign securities held by the Fund will not be registered with the SEC, nor will the issuers thereof be subject to the reporting requirements of the SEC.  Accordingly, less information may be available about foreign companies than is generally available on issuers of comparable securities in the United States.  Foreign securities may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Markets.  There are special risks involved in investing in emerging market countries.  Many investments in emerging markets can be considered speculative, and their prices can be more volatile than in the developed nations of the world.  This difference reflects the greater uncertainties of investing in less established markets and economies.  The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.  Some companies in emerging markets are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries.  Most emerging market countries are the main suppliers of agricultural, energy, base and precious metals to the world, but there are some emerging market economies that are not rich in natural resources and are adversely affected by an increase in world commodity prices.  Some countries may still have archaic economic or legal systems.  The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries.

In certain emerging market countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth.  Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.  The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption.  Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.  A number of these countries are highly dependent on foreign loans for their operation.  There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts.  Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Under foreign tax laws, taxes may be withheld at the source in certain foreign countries and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.  Amounts realized on foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Depository Receipts.  American Depository Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.  Investing in ADRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars.  These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  The Fund may be required to pay foreign withholding or other taxes on certain ADRs that it owns, but investors may or may not be able to deduct their pro rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax.  See “Federal Income Tax Matters.”  ADRs may be sponsored by foreign issuers or may be unsponsored.  Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities.  While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs.  Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Investment Company Securities

The Fund may invest in shares of other open-end and closed-end investment companies (each, an “Underlying Fund”), including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.  Generally, under the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of any affiliated fund’s voting securities.

•	The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities, subject to the following restrictions:

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

•
Any Underlying Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund.  At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund.  As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Options Transactions

The Fund may invest in put and call options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.  Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other investment vehicles advised by the Advisor and other clients of the Advisor may be considered such a group.  Position limits may restrict a Fund¹s ability to purchase or sell options on particular securities and on stock indices.  Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to a Fund.

The Fund may write “covered” calls and “covered” puts on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities.  In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Options on Stock Indices

The Fund will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When a fund writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a securities exchange or on the NASDAQ against which a fund has not written a call option and which has not been hedged by the sale of stock index futures.

Futures and Options on Futures

The Fund may use interest rate, , index and other futures contracts.  The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.  A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract.  This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.  In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

Over the Counter Options and Futures Transactions

The Fund may invest in options, futures, swaps and related products.  The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”.  A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents. If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

When-Issued or Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis.  For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment.  The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed.  The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place.  When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price.  The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities.  To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments.  On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.  It is the current policy of the Fund not to enter into when- issued commitments exceeding in the aggregate 25% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued commitments.

Swap Agreements

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Exchange Traded Funds (“ETFs”)

The Fund may invest in ETFs, which are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange.  The Fund will purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.  ETF shares are subject to the same risks as other investment companies, as described above.  Certain risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index); and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their net asset value per share and the risk that the ETFs may not be liquid.  Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed.  In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Exchange Traded Notes (“ETNs”)

An investment in an Exchange Traded Note (ETN) involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount a maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Short-Term Investments

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers.  See “Foreign Securities” above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions, government policy (including emergency reasons) and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.  However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans by the Fed.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements.  Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Borrowing

The Fund does not intend to borrow funds for investment purposes.  The Fund may, from time to time, borrow funds over the short term for working capital needs to provide liquidity for distributions or redemption requests in a timely manner so as to avoid short term trading activity that may be harmful to Fund shareholders. The 1940 Act allows the Fund to borrow for temporary purposes and/or for investment purposes. Such a practice would result in leveraging of the Fund’s assets and could cause the Fund to liquidate portfolio positions when it would not be advantageous to do so.  Such borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity.  A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline.

Lending Portfolio Securities

The Fund may lend portfolio securities in an amount not exceeding one-third of its net assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms and the issuing bank would have to be satisfactory to the Fund.  Any loan may be secured by any one or more of the three types of collateral.  The terms of the Fund’s loans must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor.  Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  There is no limit on the extent to which the Fund may take temporary defensive measures.  In taking such measures, the Fund may fail to achieve its investment objective.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, except that the Fund will concentrate (that is, invest 25% or more of its total assets) in the energy infrastructure industry (and securities issued by the U.S. Government, its agencies or instrumentalities);

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as real estate investment trust (REITs);

5.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

6.
Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, Placement Agent, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which is subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	23	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	23	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	23	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	23	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees (continued):
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	23	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Robert Tuszynski [a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman[b] (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Compensation

Each Independent Trustee receives $5,000 from the Trust for each meeting attended, except that the Chairperson receives $6,000 for each meeting attended, and $1,000 from the Trust for each telephonic meeting attended, in the discretion of the Chairperson.  The Audit Committee chairman receives an additional $500 for each Audit Committee meeting attended.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees[1]
Independent Trustees
Charles H. Miller, Trustee	$2,000	None	None	$36,000
Ashley Toomey Rabun, Trustee and Chairperson	$2,000	None	None	$40,000
William H. Young, Trustee and Audit Committee Chair	$2,000	None	None	$40,000
[1]	Estimated annual compensation.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust’s co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees:  the Audit Committee, the Nominating and Governance Committee (the “Nominating Committee”), and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.  The QLCC meets as needed.  The QLCC has not met with respect to the Fund.

•
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as it considers necessary from time to time and meets at least annually.  The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary.  The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.  The Nominating Committee has not met with respect to the Fund.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.  The Valuation Committee has not met with respect to the Fund.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Fund’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees.  As of the date of this SAI, no Trustees, including the Independent Trustees, beneficially owned shares of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

As of the date of this SAI, none of the Trustees and officers of the Trust owned any shares of the Fund.  Furthermore, neither the Independent Trustees, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Fund’s placement agent, Foreside Fund Services, LLC (the “Placement Agent”), or any affiliate of the Advisor or Placement Agent.

The Advisor

Fiduciary Asset Management, LLC acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision, as it deems necessary for the proper supervision of the Fund’s investments.  The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will remain in effect for an initial two-year period.  After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the limit set forth in the Expense Table in the Prospectus (the "expense cap").  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board’s subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Recent Developments
In 2009 the SEC conducted an examination of the Advisor and in 2010 reported to the Advisor that the SEC believed that certain deficiencies existed in procedures and disclosure relating to the management of a liquidated closed-end fund sub-advised by the Advisor.  In April 2010, the SEC initiated an investigation of this liquidated closed-end fund and issued subpoenas to both the Advisor and the manager of the fund, who have responded to these requests for information and continue to cooperate with this investigation.  Based on current knowledge, both the Advisor and the fund’s manager believe that this matter will be resolved without a material adverse effect to the financial condition of each of them, although there can be no assurance that this assessment will reflect the ultimate outcome of the pending matter.

Portfolio Managers

Wiley D. Angell became President and Chief Executive Officer of the Advisor in April 2009.  He is responsible for the management of the firm, chairs the Strategy Committee and directs the firm’s macroeconomic research.  As one of the founding principals, Mr. Angell has managed fixed income and equity portfolios and served clients since the firm’s inception in 1994.  He holds a B.A. in business and economics from Ottawa University, and currently serves on the Board of Trustees for Ottawa University.

James J. Cunnane Jr., CFA became Chief Investment Officer of the Advisor in April 2009 and oversees the firm’s three investment product lines and chairs the Risk Management Committee. ..  Mr. Cunnane serves as a portfolio manager for two publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the MLP & Strategic Equity Fund, Inc..   Mr. Cunnane has served as a Flex Core Equity and Master Limited Partnership portfolio manager since joining FAMCO in 1996.  He is a member of the Strategy Committee and is actively involved with the firm’s macroeconomic assessment and top-down approach to portfolio management.  Mr. Cunnane holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA), and serves on the investment committee of the Archdiocese of St. Louis.

Quinn T. Kiley is a Senior Vice President and Senior Portfolio Manager of the Advisor’s Master Limited Partnerships product. Mr. Kiley is responsible for portfolio management of the various energy infrastructure assets. Mr. Kiley serves as a portfolio manager for two publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the MLP & Strategic Equity Fund, Inc.  Prior to joining FAMCO in 2005, Mr. Kiley served as firm’s Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors.  Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

Benjamin Armstrong, CFA is a Senior Vice President and Portfolio Manager. He is responsible for portfolio management of the Advisor’s fixed income portfolios.  Prior to joining FAMCO in 2008, Mr. Armstrong managed institutional fixed income and mutual fund assets for William Blair & Company in Chicago for 11 years.   Mr. Armstrong holds a B.A. in economics from Grinnell College and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management.

Wiley D. Angell
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	$0	--	$0
Other Pooled Investments	--	$0	--	$0
Other Accounts	50	$3.2 billion	--	$0

James J. Cunnane Jr., CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	2	893 million	--	$0
Other Pooled Investments	3	110.3 million	1	$40.3 million
Other Accounts	313	336.2 million	--	$0

Quinn T. Kiley
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	2	893million	--	$0
Other Pooled Investments	3	110.3million	1	$40.3 million
Other Accounts	276	$ 326.9 million	--	$0

Benjamin Armstrong, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	$0	--	$0
Other Pooled Investments	--	$0	--	$0
Other Accounts	53	$3.2 billion	--	$0

Material Conflict of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation.  The portfolio managers are compensated by the Advisor.  They are paid a fixed base salary and an annual bonus. The base salary is set at a level determined to be appropriate based upon the individual’s experience and responsibilities. The bonus is discretionary and is determined by the CEO of FAMCO. It is based in part on the amount of assets under management of FAMCO, but not on the performance of any fund or managed accounts.

Securities Owned in the Fund by the Portfolio Managers.  As of the date of this SAI, the portfolio managers did not own any of the equity securities of the Fund.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 W. Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corporation (“MFAC”), 2220 E. Route 66,  Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund.  The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.08%
Next $100 million	0.06%
Thereafter	0.04%

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

Because the Fund is a newly formed fund that has yet to commence operations, the Fund has not paid any fees to the Co-Administrators as of the date of this SAI.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri  64106.  The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

_____________________, [address] is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Bingham McCutchen LLP (“Bingham”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund.  Bingham also serves as independent legal counsel to the Independent Trustees.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Grand Distribution Services, LLC, 803 W. Michigan Street, Milwaukee, Wisconsin  53233 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administrative services and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous.  The Distributor, UMBFS and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and a member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf  of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act)

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") that provides for fees payable to the Advisor or Distributor as an expense of the Fund that are used by the Distributor to pay for distribution and shareholder services provided to the holders of Class A shares.  The Rule 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale.  The Rule 12b-1 Plan also provides for post-sales servicing to holders of Class A shares.  Because 12b-1 fees are paid out of Fund assets attributable to Class A shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.  The Rule 12b-1 Plan is a compensation plan, which means that the Advisor or Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

The Rule 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund's Class A shares for distribution services without the vote of a majority of the outstanding voting securities of such shares.  The Rule 12b-1 Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities.  The Rule 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of the Fund's Class A shares.

If the Rule 12b-1 Plan is terminated for the Fund's Class A shares in accordance with its terms, the obligation of the Fund to make payments to the Advisor or Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Advisor or Distributor other than fees already payable under the Rule 12b-1 Plan, if the Rule 12b-1 Plan is terminated in accordance with its terms for any reason.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor.  Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold in relation to Advisor’s target position in that particular security for the Fund and the client accounts, and cash position.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund.  However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.  See Appendix B for the Advisor’s Proxy Policies and Guidelines.  This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund.  The Trust’s Chief Compliance Officer (“CCO”) will review this policy on a regular basis.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year.  Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-______________ and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Placement Agent and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”).  The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund.  The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Fund’s independent accountants, _____________________ (collectively, the “Service Providers”).  Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders.  The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund.  The Fund’s Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees.  Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been posted to the Fund’s public website.

Non-Public Portfolio Holdings Information Policy.  All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy.  Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below.  These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers.  These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.  Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply.  In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions.  The Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund.  In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

Other Entities.  Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the Chief Compliance Officer and the President of the Trust.  The Chief Compliance Officer will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph.  There are no other ongoing arrangements as of the date of this SAI.

DETERMINATION OF NET ASSET VALUE

The net value per share (the “NAV”) of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund’s fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced.  Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus.  Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase.  In order to purchase shares of the Fund, you must invest the initial minimum investment.  However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year).  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which the sale by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets;  (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders; or (iv) to ensure a recent purchase made by check clears.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Federal Income Taxation of the Fund

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes.  The Fund intends to elect to be treated and to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for each taxable year of its existence.  Qualification as a regulated investment company generally requires, among other things, (1) that at least 90% of the Fund’s gross income be derived from (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in stocks and securities, or (b) interests in qualified publicly traded partnerships (including MLPs), and (2) that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the Fund’s assets consists of cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the Fund’s assets and no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (including MLPs).

As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders provided that the Fund distributes at least 90% of its net investment income and net tax-exempt income earned in a given taxable year.  If the Fund failed to qualify as a regulated investment company, it would be subject to federal income taxes, and possibly state and local taxes, on such income and gains, and the Fund’s distributions to shareholders would be taxed as dividend income to the extent of the Fund’s earnings and profits.

The Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  In order to avoid liability for federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

The Fund’s transactions in zero coupon, stepped coupon and pay-in-kind securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon, stepped coupon or pay-in-kind securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon, step coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases.  With respect to the Fund, so long as it (i) qualifies for treatment as a regulated investment company; (ii) is liable for foreign income taxes; and (iii) more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to “pass through” to its shareholders the amount of such foreign taxes paid.  If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either deduct his/her proportionate share of foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders their respective pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”).  Currently, PFICs are the only or primary means by which the Fund may invest in some countries.  If the Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders.  In addition to bearing their proportionate share of the Fund’s expenses, shareholders will also indirectly bear similar expenses of PFICs in which the Fund has invested.  Additional charges in the nature of interest may be imposed on either the Fund or shareholders with respect to deferred taxes arising from such distributions or gains.  Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held.  If the Fund invests in PFICs and elects to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

Taxation of U.S. Shareholders

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares.  Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income.  For taxable years beginning on or before December 31, 2010, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund designates the amount distributed as qualified dividend income and certain holding period and other requirements are satisfied.  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are designated by the Fund as capital gain dividends, if any, will be taxable to shareholders as long-term capital gains without regard to how long a shareholder has held shares of the Fund.

Dividends paid by the Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided the Fund designates the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied.  The designated amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  In view of the Fund’s investment policies, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, a portion of the distributions by the Fund will be eligible for treatment as qualified dividend income for the dividends received deduction.  However, the portion of the Fund’s gross income attributable to qualified dividend income and qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and, therefore, cannot be predicted with any certainty.  Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels.  In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and will have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

A redemption of Fund shares may result in recognition of a taxable gain or loss.  The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year.  If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Any loss realized upon redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or security are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities may in many cases qualify for an exception from this reporting requirement, but under current guidance, shareholders of a regulated investment company do not qualify for an exception. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law or if the IRS has notified the Fund that such withholding is required.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

In the event that pending legislation applicable to Fund taxable years beginning before January 1, 2011 is enacted, the 30% withholding tax also will not apply to dividends that a Fund designates during such taxable years as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis.  The Fund will distribute substantially all of its net realized capital gains, if any, at least annually, typically in December.

The amount of the dividends and capital gain distributions paid by the Fund will depend on the performance of the Fund’s investments and the timing of income received from and gains realized on those investments.  The amount of such dividends and distributions is not guaranteed and is subject to the discretion of the Board.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust (formerly known as Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust currently consists of several series of shares of beneficial interest, par value of $0.01 per share.  The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund.  Each share represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares issued do not have pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees.  Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.  No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.  Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Board, the Advisor and the Placement Agent have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of the Advisor and Placement Agent to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time.  Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available.  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX “A”
DESCRIPTION OF SHORT-TERM RATINGS

Standard & Poor’s Corporation

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A
Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB
Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B
Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC
Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C
The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI           The rating “CI” is reserved for income bonds on which no interest is being paid.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r
The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who’s principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L
The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1
This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3
Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B           Issues rated “B” are regarded as having only speculative capacity for timely payment.

C           This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB
As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa
Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa
Bonds are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A
Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,
B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)
When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds.  The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3
This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4
This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX “B”
ADVISOR’S PROXY VOTING POLICIES AND GUIDELINES

FIDUCIARY ASSET MANAGEMENT, LLC
PROXY VOTING POLICY

A. Statement of Policy

1. It is the policy of Fiduciary Asset Management, LLC (“FAMCO”) to vote all proxies over which it has voting authority in the best interest of FAMCO’s clients.

B. Definitions

2. By “best interest of FAMCO’s clients,” FAMCO means clients’ best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3. By “material conflict of interest,” FAMCO means circumstances when FAMCO itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C. FAMCO Invests With Managements That Seek Shareholders’ Best Interests

4. Under its investment philosophy, FAMCO generally invests client funds in a company only if FAMCO believes that the company’s management seeks to serve shareholders’ best interests. Because FAMCO has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders’ best interests.

5. FAMCO may periodically reassess its view of company managements. If FAMCO concludes that a company’s management no longer serves shareholders’ best interests, FAMCO generally sells its clients’ shares of the company. FAMCO believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management. There are times when FAMCO believes management’s position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the client’s shares. In these circumstances, FAMCO will vote contrary to management’s recommendations.

D. FAMCO’s Proxy Voting Procedures

6. When companies in which FAMCO has invested client funds issue proxies, FAMCO routinely votes the proxies as recommended by management, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interest of FAMCO’s clients.

7. If FAMCO has decided to sell the shares of a company, whether because of concerns about the company’s management or for other reasons, FAMCO generally abstains from voting proxies issued by the company after FAMCO has made the decision to sell. FAMCO generally will not notify clients when this type of routine abstention occurs.

8. FAMCO also may abstain from voting proxies in other circumstances. FAMCO may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAMCO generally will not notify clients when this type of routine abstention occurs.

9. The procedures in this policy apply to all proxy voting matters over which FAMCO has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E. Alternative Procedures for Potential Material Conflicts of Interest

10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAMCO, an appearance might arise of a potential conflict between FAMCO’s interests and the interests of affected clients in how the proxies of that issuer are voted.

11.a. When FAMCO itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAMCO’s interests and clients’ interests may appear to exist, FAMCO generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAMCO may use to assist in voting proxies. FAMCO generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAMCO will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

11.b. In unusual cases, FAMCO may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAMCO to vote the proxies under its usual policy;

(ii) Abstaining from voting the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

FAMCO generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F. Other Exceptions

12. On an exceptions basis, FAMCO may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G. Voting by Client Instead of FAMCO

13. A FAMCO client may vote its own proxies instead of directing FAMCO to do so.  FAMCO recommends this approach if a client believes that proxies should be voted based on political or social interests.

14. FAMCO generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAMCO’s guidelines or with the client’s best economic interest in FAMCO’s view.

15. FAMCO generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H. Persons Responsible for Implementing FAMCO’s Policy

16. FAMCO’s client services staff has primary responsibility for implementing FAMCO’s proxy voting procedures, including ensuring that proxies are timely submitted. FAMCO also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

17. FAMCO’s Compliance Manager will routinely confer with FAMCO’s Chief Investment Officer if there is a proxy proposal which would result in a vote against management.

I. Recordkeeping

18. FAMCO or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by FAMCO that are material to a decision on how to vote or memorializing the basis for a decision;

(v) Written client requests for proxy voting information, and (vi) written responses by FAMCO to written or oral client requests.

20. FAMCO will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAMCO relies on the service provider to maintain related records.

21. FAMCO or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAMCO or a service provider for the first two years).

J. Availability of Policy and Proxy Voting Records to Clients

23. FAMCO will initially inform clients of this policy and how a client may learn of FAMCO’s voting record for the client’s securities through summary disclosure in Part II of FAMCO’s Form ADV. Upon receipt of a client’s request for more information, FAMCO will provide to the client a copy of this proxy voting policy and/or how FAMCO voted proxies for the client during the period since this policy was adopted.

Adopted effective August 1, 2003 and as amended January 29, 2009

PART C: OTHER INFORMATION

FAMCO MLP & Energy Income  Fund

ITEM 28.               EXHIBITS

(a)          (1) Agreement and Declaration of Trust of Registrant (1)
(2) Certificate of Trust (1)
(3) Amendment to Certificate of Trust (1)
(4) Amendment to Certificate of Trust (2)
(5) Amendment to Certificate of Trust (7)
(6)  Amendment to Agreement and Declaration of Trust (2)
(7)  Amendment to Agreement and Declaration of Trust (4)
(8)  Amendment to Agreement and Declaration of Trust (6)
(9)  Certificate of Designation of the FAMCO MLP & Energy Income Fund – filed herewith
(b) Amended By-Laws of Registrant (5)
(c) Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d) Investment Advisory Agreement *
(e) Distribution Agreement (3)
(f)  Bonus or Profit Sharing Contracts is not applicable.
(g) Custody Agreement (3)
(h) Other Material Contracts
(1)  Transfer Agency Agreement (6)
(2)  Fund Accounting Agreement (6)
(3)  Co-Administration Agreement (6)
(4)  Operating Expense Agreement *
(i)  Opinion and Consent of Legal Counsel *
(j)  Not applicable
(k) Not applicable
(l)  Initial Subscription Agreement *
(m) Rule 12b-1 Plan *
(n) Not Applicable
(o) Powers of Attorney (3)
(p) Code of Ethics
(1) Code of Ethics of the Trust (3)
(2) Codes of Ethics of the Advisor *
(3) Code of Ethics of Distributor (5)
__________________________________________________________________
* To be filed.

 (1) Previously filed in Registrant's Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.
(2) Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(3) Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(4) Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(5) Previously filed in Registrant’s Post-Effective Amendment No. 34 filed with the Commission on March 31, 2008.
(6) Previously filed in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(7) Previously filed in Registrant’s Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.

ITEM 29.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.           INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Pursuant to the Distribution Agreement between the Trust and Grand Distribution Services, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.   PRINCIPAL UNDERWRITER

(a)	Grand Distribution Services, LLC currently serves as distributor of the shares of the Stewart Capital Mutual Funds.

(b)	To the best of Registrant’s knowledge, the officers of Grand Distribution Services, LLC, distributor for Registrant, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH GRAND DISTRIBUTION SERVICES LLC	POSITIONS AND OFFICES WITH REGISTRANT
Robert J. Tuszynski 803 W. Michigan Street Milwaukee, WI 53233	President	Vice President

Christine L. Mortensen 803 W. Michigan Street Milwaukee, WI 53233	Treasurer	None

Constance Dye Shannon 803 W. Michigan Street Milwaukee, WI 53233	Secretary	None

Karen Fay Luedtke 803 W. Michigan Street Milwaukee, WI 53233	Chief Compliance Officer	None

(c)    Not applicable.

ITEM 33.   LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Co-Administrator	Mutual Fund Administration Corporation 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Investment Adviser	Fiduciary Asset Management, LLC 8235 Forsyth Boulevard, Suite 700 St. Louis, Missouri 63105
Registrant’s Distributor	Grand Distribution Services, LLC 803 W. Michigan Street Milwaukee, WI 53233

ITEM 34    MANAGEMENT SERVICES

Not applicable

ITEM 35.   UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 6th day of October, 2010.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ John P. Zader
John P. Zader, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 6th day of October, 2010, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
/s/ John P. Zader
John P. Zader	Trustee and President
†
Eric M. Banhazl /s/ Rita Dam	Trustee and Vice President
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By        /s/Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 31 on February 1, 2008.

EXHIBIT INDEX
Exhibit	Exhibit No.
Certificate of Designation of the FAMCO MLP & Energy Income Fund	EX99.28(a)(9)